Exhibit 10.51

Certain portions of this exhibit, marked by [**], have been excluded because they are both not material and are the type of information that the registrant treats as private or confidential.

Stock Pledge Agreement

This Stock Pledge Agreement (the “Agreement”), dated as of August 13, 2025, is made between MOBIX LABS, INC.

(“Borrower”) and MAXIMCASH SOLUTIONS, LLC as lender (the “Lender”), pursuant to that certain Business Loan and Security Agreement entered into as of the date hereof between the parties hereto (the “Loan Agreement”). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

RECITALS

A.	Borrower and Lender have contemporaneously entered into that certain Loan Agreement dated as of the date hereof pursuant to which, among other covenants and representations and warranties, Borrower has agreed to issue and deposit into pledge, 1,500,000 shares of Borrower’s Class A Common Stock, par value $0.00001 per share (the “Pledge Shares”).

B.	Borrower desires to deliver all of the Pledged Shares if and to the extent not delivered to date, to the Lender as pledgee and agrees to the other terms as provided herein.

C.	Certain principals of Borrower have agreed to personally guarantee performance and payment of the Loan Agreement, if certain provisions of this Stock Pledge are not satisfied as provided herein (each, a “Guarantor”).

Now, therefore, for consideration duly received it is hereby agreed as follows:

1.	Pledge and Security Interest. Borrower hereby issues and transfers to Lender or its designee and assigns 1,500,000 shares of Borrower’s Common Stock, (i.e. the “Pledge Shares”), and further grants to Lender a continuing lien and security interest in favor of Lender (the “Security Interest”), to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the obligations pursuant to the Loan Agreement, to each of the following (collectively, the “Pledged Collateral”):

(a)	the Pledge Shares and all dividends, cash, instruments and other securities or property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

(b)	all proceeds of any and all of the foregoing Pledged Collateral to date or hereafter, in whatever form (including, without limitation, cash or stock dividends or other proceeds that constitute property of the types described above).

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2.	Security for Obligations. This Agreement secures the payment and performance of the following obligations (collectively, the “Obligations”): all present and future indebtedness, obligations, covenants, duties and liabilities of the Borrower to the Lender now existing or hereafter arising under or in connection with this Agreement, the Note, the Transfer Agent Instruction Letter, the Loan Agreement and all agreements and documents executed and delivered in connection therewith from time to time (collectively with this Agreement,, the “Transaction Documents”).

3.	Delivery of Pledged Collateral. Within four (4) business days of the date hereof, the Borrower shall deliver to the Lender or its designee, in accordance with the delivery instructions as provided by the Lender in writing for electronic deposit into its brokerage account (or electronically in the name of Lender as reflected by the transfer agent for the sole benefit of Lender), the Pledged Shares, in the name of the Lender, in electronic form, and other instruments of transfer and stock powers endorsed in blank as necessary. Failure to deliver the Pledged Shares to Lender within four (4) business days of execution of this Agreement shall be deemed a material breach of this Agreement and of the Loan Agreement causing an immediate default hereunder and thereunder.

4.	Dividends and Voting Rights. While the Pledged Collateral remains in pledge, Lender shall be and is hereby given, an irrevocable voting proxy and right to vote with respect to all Pledged Collateral in such manner as the Lender desires.

5.	Duly Issued Shares. The Pledged Collateral, when deposited with Lender into escrow herein, shall be deemed duly authorized, and validly issued, fully paid and non-assessable. No further action shall be required or necessary for the sale or transfer of the Pledged Collateral by Lender or its designee after receipt of the Pledge Shares.

6.	Lender’s Rights to Foreclose on and Sell Pledged Collateral or Redeem the Note in Exchange for Pledge Collateral. In an event of default under the Transaction Documents, Lender shall provide written notice to Borrower of said default, providing Borrower with at least two (2) business days to repay the loan in full with all interest and penalties (if any), and further advising the Borrower that in the event said Loan is not repaid and Event of Default is not cured in full, Lender shall have the absolute right, among other remedies at law or in equity to enforce the Loan, to sell or encumber such Pledge Shares and apply the proceeds thereof to the balance due on the Loan. In the event that the sale of the Pledged Shares or other Pledged Collateral does not result in sufficient proceeds to repay the Loan obligations in full, then the Lender shall provide an accounting of the sale price and proceeds thereof and balance due under the Loan and may continue further collection remedies at law or in equity, including, without limitation, summary proceedings where the jurisdiction permits such proceedings. Notwithstanding the foregoing, the foregoing right to sell the Pledge Shares are not deemed a limitation of or selection of remedies and is without prejudice or limitation to any other rights in enforcement of repayment of the Loan or Loan Agreement that the Lender may take until all obligations are paid in full. Lender and its agents shall have no responsibility or requirement to “hold” or “wait” to sell the Pledge Shares in anticipation of higher stock prices and is not and shall not be deemed a fiduciary of Borrower. The principal amount owed under the Loan Agreement shall be deemed converted and satisfied only to the extent of actual conversion of the Pledge Shares, based on the value of the Pledge Shares at the time of repayment. The Lender shall have the right, at any time, to redeem the Note as provided in the Loan Agreement.

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7.	Representations and Warranties of Borrower. The Borrower represents and warrants as follows:

(a)	The execution, delivery and performance by the Borrower of this Agreement and the exercise by the Agent or Lender of any of their rights and remedies in accordance with the terms of this Agreement or the Loan Agreement and applicable securities law will not contravene any law or any contractual restriction binding on or affecting the Borrower or any of their properties or assets.

(b)	Borrower is the legal, record and beneficial owner of the Pledged Collateral owned by such Borrower (except for any Pledged Shares issues by Borrower in pledge hereby), free and clear of any lien, security interest, restriction, option or other charge or encumbrance (collectively, “Liens”).

(c)	The pledge of the Pledged Collateral with Lender hereby, and the grant of the Security Interest pursuant to this Agreement create a valid and perfected first priority security interest in the Pledged Collateral, securing payment and performance of the Obligations.

(d)	No consent of any other person or entity and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the pledge by the Borrower of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Borrower, (ii) for the perfection or maintenance of the security interest created hereby, or (iii) for the exercise by the Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with any disposition of any portion of the Pledged Collateral by laws affecting the offering and sale of securities generally).

(e)	There are no conditions precedent to the effectiveness of this Agreement or the irrevocable stock powers that have not been satisfied or waived.

(f)	Except for the filing of financing statements pursuant to the UCC with the proper filing and recording agencies in the relevant jurisdictions, no authorization or approval of or filing with or notice to any governmental authority or regulatory body is required either (i) for the grant by such Borrower of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by such Borrower or (ii) for the perfection of or exercise by the Lender of their rights and remedies hereunder.

(g)	Effective on the date of execution of this Agreement, such Borrower hereby authorizes the Agent to file one or more financing statements under the UCC with respect to the Security Interest with the proper filing and recording agencies in the relevant jurisdictions, and in such other jurisdictions as may be requested by the Lender.

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(h)	Borrower will not transfer, pledge, hypothecate, encumber, assign, sell or otherwise dispose of any of the Pledged Collateral without the prior written consent of the Lender.

(i)	Borrower shall promptly notify the Lender, in sufficient detail, upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Pledged Collateral and of any other information received by such Borrower that may materially affect the Security Interest or the rights and remedies of the Lender hereunder.

(j)	All information heretofore, herein or hereafter supplied to the Lender by or on behalf of such Borrower with respect to the Pledged Collateral is accurate and complete in all material respects as of the date furnished.

8.	Lender Appointed Attorney-in-Fact. The Borrower hereby appoints Lender as the Borrower’s attorney-in-fact (the “Agent”), with full authority in the place and stead of the Borrower’s and in the name of the Borrower or otherwise, from time to time during the continuance of an Event of Default in the Lender’s discretion to take any action and to execute any instrument which the Lender, as agent may deem necessary or advisable to accomplish the purposes of this Agreement or any of the Transaction Documents, including, without limitation, to receive, endorse and collect all instruments made payable to the Borrower representing any dividend, stock dividend, distribution, right, interest payment or other distribution in respect of the Pledges Shares or Pledged Collateral or any part thereof and to give full discharge for the same (but the Agent shall not be obligated to and shall have no liability to the Borrower or any third party for failure to do so or take action), execution or delivery of any notice or instructions to transfer agent. Such an appointment, being coupled with an interest, shall be irrevocable. The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

9.	Lender May Perform. If the Borrower fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the expenses of the Agent and/or Lender incurred in connection therewith shall be payable by Borrower.

10.	Continuing Security Interest; Termination. (a) This Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until the indefeasible payment in full of the Obligations (the “Termination Date”). On the Termination Date (i) the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Borrower provided that all Loan Obligations are paid and discharged in full and (ii) the Agent shall deliver to the Borrower the Pledge Collateral, by returning the same to the Borrower for Cancellation. Upon any such termination, the Lender shall at the Borrower’ expense, return, pro-rata, to the Borrower such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination.

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11.	Duly Authorized. The Pledge Shares, when deposited into pledge herein, shall be deemed duly authorized, and validly issued, fully paid and non-assessable. No further action shall be required or necessary for the sale or transfer of the Pledged Collateral by Lender after receipt from Escrow.

12.	Registration.

(a)	Mandatory Registration. The Borrower shall prepare (or, if already prepared, then shall include in such Registration Statement) and, as soon as practicable, but in no event later than fifteen (15) business days after the date hereof (the “Filing Deadline”), file with the Securities & Exchange Commission (the “Commission”) an initial Registration Statement on Form S-1, F-1, S-3 or F-3 (the “Registration Statement”), or such other form or forms as may be reasonably acceptable to the Lender, covering the resale by the Lender or its assigns of all of the Pledge Shares, plus any other shares or securities issued or distributed thereon or in exchange therefore (the “Registerable Securities”) regardless of whether or not Borrower has performed in delivering the Pledge Shares as provided herein. The Registration Statement shall register with the Commission for resale all of the Registrable Securities. The Lender shall have a reasonable opportunity to review and comment upon such Registration Statement or amendment to such Registration Statement and any related prospectus prior to its filing with the Commission. The Lender shall furnish all information reasonably requested by the Borrower for inclusion therein. The Borrower shall use its use its best efforts to have the Registration Statement or amendment and prospectus thereunder declared effective by the Commission prior to the date that is 30 calendar days after the Filing Deadline (the “Effectiveness Deadline”). The Lender shall use reasonable best efforts to keep the Registration Statement effective pursuant to Rule 415 promulgated under the Securities Act and available for sales of all of the Registrable Securities at all times until the date as of which the Investor no longer owns any Registrable Securities (the “Registration Period”). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Notwithstanding anything to the contrary stated herein, in addition to any other remedies available at law or equity or as set forth in this Business Loan and security Agreement or otherwise, if the Borrower shall have failed to file the Registration Statement by the Filing Deadline for any reason or no reason, then said failure shall be deemed a material breach of this Agreement and the Transaction Documents and a default under the Note and Loan for which Borrower and Guarantors shall be liable. In the event that Lender is required to enforce its rights hereunder, the Borrower waives any right to the posting of a bond, and further stipulates and agrees that it shall reimburse the Lender any court or legal fees in connection therewith.

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(b)	Rule 424 Prospectus. The Borrower shall, as required by applicable securities regulations, from time to time file with the Commission, pursuant to Rule 424 promulgated under the Securities Act, the prospectus, amendments and prospectus supplements, if any, to be used in connection with offers and sales of the Registrable Securities under the Registration Statement.

(c)	Piggyback Registrations. Without limiting any of the Borrower’s obligations hereunder or under the Loan Agreement, if the Borrower shall determine at any time, (whether or not an Event of Default exists) to prepare and file with the Commission a registration statement (or has begun to do so) relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-8 (as promulgated under the Securities Act) or its equivalent relating to equity securities to be issued solely in connection with equity securities issuable in connection with the Borrower’s option or other employee benefit plans), then the Borrower shall deliver to the Lender a written notice of such determination and, if within five days after the date of the delivery of such notice, the Lender shall so request in writing, the Borrower shall include in such registration statement all or any part of such Registrable Securities the offer and sale of which the Lender requests to be registered.

13.	Counterparts. This Agreement may be signed in one or more counterparts.

14.	Guaranty. Payment and Performance under this Agreement shall be personally guaranteed by certain executives to the extent provided on the signature page hereof.

(Schedules and Signature Pages Follow)

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Schedule 1

Commercial Tort Claims

[NOTE: SPECIFICALLY DESCRIBE THE CLAIM (I.E. PARTIES, DESCRIPTION OF THE DISPUTE, CASE NUMBER – IF AVAILABLE) - SEE OFFICIAL COMMENT 5 TO SECTION 9-108 OF THE UCC].

Description of Claim	Parties	Case Number; Name of Court where Case was Filed

Schedule 2

Liens

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Counterpart Signature Page To Amended and Restated Stock Pledge Agreement

The undersigned hereby, as a duly and appointed authorized agent of Borrower (and Guarantor, if any), affirm that each has read and understand the terms and conditions of, consent to and agree to be bound by, the attached Agreement.

Borrower:
MOBIX LABS, INC

/s/ Phil Sansone	8/13/2025
Signature of Authorized Officer of Borrower	Date

Phil Sansone	CEO
Printed Name of Signer	Title of Signer

[**]
Tax ID of Borrower

Borrower:
MOBIX LABS, INC

/s/ Keyvan Samini	8/13/2025
Signature of Authorized Officer of Borrower	Date

Keyvan Samini	CFO
Printed Name of Signer	Title of Signer

[**]
Tax ID of Borrower

-Accepted and Agreed-

Lender:
MAXIMCASH SOLUTIONS, LLC

/s/ Stephen Cherner	8/13/2025
Signature of Authorized Officer of Borrower	Date

Stephen Cherner	CEO
Printed Name of Signer	Title of Signer

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GUARANTEE OF PAYMENT AND PERFORMANCE:

The below individual officers and control persons (each, a “Guarantor”) of MOBIX LABS, INC. (the “Borrower”), hereby jointly and severally guarantee payment of all amounts due under the Loan Agreement, if and for so long as Borrower has not secured effectiveness of a Registration Statement (as defined above) and Prospectus (as defined above) with respect to all Registrable Securities, and otherwise complied with Section 12 of the Stock Pledge Agreement. Upon the effectiveness of the Registration Statement, this Guaranty of Payment and Performance shall automatically terminate and be of no further force or effect, and the Guarantors shall have no further obligation to guarantee the payment or performance of the Loan Agreement. The Lender shall promptly execute and deliver to the Guarantors a written instrument confirming the cancellation and termination of this Guaranty. This Guarantee is coupled with an interest in that Guarantors are executive officers and affiliates of Borrower and indirectly benefit from success of Borrower.

/s/ Phil Sansone
PHIL SANSONE

/s/ Keyvan Samini
KEYVAN SAMINI

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